                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  8
Statement of Operations..........................  9
Statement of Changes in Net Assets............... 10
Financial Highlights............................. 11
Notes to Financial Statements.................... 12

VMV SAR 06/97

                             LETTER TO SHAREHOLDERS

June 5, 1997

Dear Shareholder,
    As mentioned in your previous
report, VK/AC Holding, Inc., the parent
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley
Group Inc., a world leader in asset
management. More recently, on February                   [PHOTO]
5, 1997, Morgan Stanley Group Inc. and
Dean Witter, Discover & Co. announced
their agreement to merge, and you
received a proxy in April. The merger
was completed on May 31, 1997, creating
the combined company of Morgan Stanley, Dean Witter, Discover & Co. This preeminent global financial services firm boasts a market capitalization of $21 billion and leading market positions in securities, asset management, and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe that those firms that are leaders in all facets of their business will be able to offer investors the greatest opportunities and services as we move into the next century. We are confident that this merger will provide investors with those benefits.

ECONOMIC REVIEW
    Bond prices were volatile during the six months ended April 30, 1997. Prices initially rose as the economy slowed, erasing fears of an interest rate hike by the Federal Reserve Board. The November election of a Democratic president and Republican Congress was positive for bonds because the split government was viewed as a restraint on spending increases that could potentially swell the budget deficit. In addition, support diminished for radical tax reform that could threaten the tax-free status of municipal bonds.
    By the beginning of 1997, the situation changed. Bond prices began to fall as the economy picked up speed, culminating in a 5.60 percent annualized growth rate in the first quarter. This strength, coupled with warnings by Fed Chairman Alan Greenspan that tighter monetary policy might be appropriate, reignited fears of a rate hike. On March 25, the Fed raised short-term rates by a modest
0.25 percent, which sent the 30-year Treasury bond yield above 7.00 percent for the first time in six months. By the end of April, the 30-year Treasury bond yield slipped back below 7.00 percent as the market turned its attention to positive news about inflation, and bonds recovered some of their earlier losses.
    Throughout most of the six months ended April 30, municipal bonds generally outperformed Treasuries. Between October 31 and April 30, yields on long-term municipal revenue bonds rose 21 basis points, while yields on 30-year Treasury bonds jumped 31 basis points. Because bond yields move in the opposite direction of prices, the smaller
                                                           Continued on page two
increase in municipal yields meant that municipal bond prices did not fall as sharply as Treasury bond prices did. A relatively stable supply of new issues, combined with an increase in retail demand, contributed to the improved performance of municipal bonds.
    Massachusetts general obligation bonds benefited from strong economic growth in the Commonwealth, as well as continued fiscal discipline on the part of the government to restrain debt issuance and spending. If these trends continue, Massachusetts general obligation bonds, currently rated A+, could be upgraded later this year.

FUND STRATEGY
    In managing the Trust, we maintained a concentration in AAA-rated bonds during the period. As of April 30, approximately 60 percent of the Trust's long-term investments were AAA-rated, the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group. In addition, approximately 27 percent of long-term investments were rated AA or A, and 13 percent were non-rated or rated BBB or lower. BBB is the lowest rating Standard & Poor's assigns to bonds in the investment-grade category. AAA-rated securities typically have tended to perform better when interest rates are declining and provide the potential for safety of principal. They are extremely liquid because most are insured bonds. BBB-rated securities have tended to perform better when rates are rising, and they have the potential to provide additional income.

Portfolio Composition by Credit Quality
   as a Percentage of Long-Term Investments as of April 30, 1997

AAA............   60.4%
AA.............    4.6%
A..............   22.0%
BBB............    8.2%
B..............    1.4%
Non-Rated......    3.4%


Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's the Moody's rating is used.

    Portfolio turnover was minimal during the reporting period due to the lack of attractive bonds that might enhance the Trust's dividend or performance characteristics. Market yields were much lower than the yields of bonds already in the Trust's portfolio, and Trust holdings were already well-diversified and of high credit quality. Activity was also limited by the tight spreads between yields of AAA-rated bonds and lower-rated bonds. These spreads remained narrow due to the increasing number of insured bonds in the municipal market. As a result, there was not enough yield reward to justify the additional credit risk associated with purchasing lower-rated securities.
    Acquisitions focused on public education and general purpose bonds. Sales included securities which had appreciated in price due to strong retail demand and which we felt had reached their upside potential. In addition, we reduced the Trust's holdings of Saints

                                                         Continued on page three

Memorial Hospital bonds after the credit was upgraded. When buying new securities for the portfolio, we attempt to identify those bonds that we believe will outperform within a particular sector and that can be purchased at an attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.
    We shortened the duration slightly during this period of rising interest rates in order to potentially reduce the Trust's volatility to rate increases. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations have tended to perform better when rates are falling, and portfolios with short durations have tended to perform better when rates are rising. At the end of the period, the Trust's portfolio duration stood at 7.55 years compared to 7.86 years for the Lehman Brothers Massachusetts Municipal Bond Index benchmark.

[DIVIDEND HISTORY GRAPH]
SIX-MONTH DIVIDEND HISTORY
FOR THE PERIOD ENDED APRIL 30, 1997

                                Distribution
                                   per Share
                              -----------------
Nov. 1996...................        $.0600
Dec. 1996...................        $.0650
Jan. 1997...................        $.0650
Feb. 1997...................        $.0650
Mar. 1997...................        $.0650
Apr. 1997...................        $.0650

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

PERFORMANCE SUMMARY

    We are pleased to report that the Van Kampen American Capital Massachusetts Value Municipal Income Trust continued its positive performance over the first half of its fiscal year. For the six-month period ended April 30, 1997, the Trust generated a total return at market price of 8.17 percent(1). The Trust offered a tax-exempt distribution rate of 6.00 percent(3), based on the closing common stock price of $13.00 per share on April 30, 1997. Because income from the Trust is exempt from federal and Massachusetts state income taxes, this distribution rate represents a yield equivalent to a taxable investment earning
10.66 percent(4) (for investors in the combined federal and state income tax bracket of 43.7 percent). At the end of reporting period, the closing share price of the Trust traded at a 9.7 percent discount to its net asset value of $14.40.

                                                          Continued on page four

    The Trust's earnings exceeded the distribution rate and, as a result, the Board of Trustees approved a slight increase in its monthly dividend from $0.060 to $0.065 per common share, payable December 31, 1996.

      TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR AS OF APRIL 30, 1997*

                    Health Care....................... 22.6%
                    Transportation.................... 14.7%
                    Student Loans..................... 12.0%
                    General Purpose................... 10.6%
                    Multi-Family Housing............... 9.4%

                    *As a Percentage of Long-Term
                    Investments

MUNICIPAL MARKET OUTLOOK

    We continue to see signs of a strong economy, although we do not expect the unusually brisk growth rate of the first quarter to be sustained throughout the year. As a result, we believe the Fed will monitor the economy closely and take aggressive action to control growth if inflation picks up or the high growth rate is sustained. However, if growth slows, we believe the Fed will leave rates unchanged. Given this outlook, we expect that yields on the 30-year Treasury bond will range between 6.75 and 7.40 percent for the remainder of the year, with higher levels occurring early and lower yields dominating the second half of 1997. Although short-term interest rates have risen, this has not had a significant impact on the leveraged structure of the Trust.
    We believe the Trust is positioned to perform well in the coming months, and we do not anticipate major structural changes in the portfolio. In light of our expectations for interest rates, we will continue to maintain a slightly defensive posture by keeping a relatively short duration for the portfolio and adjusting the duration when prudent. We will also continue to seek a balance between the Trust's total return and its dividend income, as well as to add value through security selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's team of managers.

Sincerely,

[SIG]
Don G. Powell
Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell
President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1997

                   VAN KAMPEN AMERICAN CAPITAL MASSACHUSETTS
                          VALUE MUNICIPAL INCOME TRUST
                           (AMEX TICKER SYMBOL--VMV)


 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)............    8.17%
Six-month total return based on NAV(2).....................    1.75%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................    6.00%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)......................................   10.66%

 SHARE VALUATIONS

Net asset value............................................  $ 14.40
Closing common stock price.................................  $13.000
Six-month high common stock price (02/25/97)...............  $13.500
Six-month low common stock price (12/20/96)................  $12.125
Preferred share rate(5)....................................    4.15%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 43.7% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                               Coupon  Maturity  Market Value
----------------------------------------------------------------------------------------------------
                 MUNICIPAL BONDS
                 MASSACHUSETTS  91.5%
$       1,705    Boston, MA Metro Dist Rfdg.......................    6.500%  12/01/13  $ 1,823,395
        2,000    Chelsea, MA Sch Proj Ln Act 1948 (AMBAC Insd)....    5.700   06/15/06    2,076,940
        1,000    Chelsea, MA Sch Proj Ln Act 1948 (AMBAC Insd)....    6.500   06/15/12    1,074,260
        1,325    Holyoke, MA Ser B Rfdg (FSA Insd)................    6.000   06/15/05    1,401,625
        2,400    Lowell, MA (FSA Insd)............................    6.625   04/01/15    2,598,528
        1,500    Lowell, MA (Prerefunded @ 02/15/01)..............    8.300   02/15/05    1,721,355
        1,500    Massachusetts Bay Tran Auth MA Genl Tran Sys Ser
                 B................................................    5.900   03/01/12    1,532,265
        1,000    Massachusetts Edl Ln Auth Edl Ln Rev Issue E Ser
                 B (AMBAC Insd)...................................    6.250   07/01/11    1,025,840
        1,245    Massachusetts Edl Ln Auth Edl Ln Rev Issue E Ser
                 B (AMBAC Insd)...................................    6.300   07/01/12    1,277,270
          925    Massachusetts Muni Wholesale Elec Co Pwr Supply
                 Sys Rev Ser B (Prerefunded @ 07/01/02)...........    6.750   07/01/17    1,019,544
        1,000    Massachusetts Muni Wholesale Elec Co Pwr Supply
                 Sys Rev Ser C (MBIA Insd)........................    6.625   07/01/10    1,084,100
        1,000    Massachusetts St Hlth & Edl Fac Auth Rev (MBIA
                 Insd)............................................    6.300   08/15/24    1,042,350
          500    Massachusetts St Hlth & Edl Fac Auth Rev (FHA
                 Gtd).............................................    5.950   02/15/17      497,360
        1,000    Massachusetts St Hlth & Edl Fac Auth Rev (MBIA
                 Insd)............................................    6.750   07/01/24    1,072,900
        1,500    Massachusetts St Hlth & Edl Fac Auth Rev Baystate
                 Med Cent Ser D Rfdg (FGIC Insd)..................    5.000   07/01/12    1,402,875
        2,000    Massachusetts St Hlth & Edl Fac Auth Rev Cape Cod
                 Hlth Ser A3 (Embedded Swap) (Connie Lee Insd)....    5.000   11/15/11    1,872,220
        2,500    Massachusetts St Hlth & Edl Fac Auth Rev Faulkner
                 Hosp Ser C.......................................    6.000   07/01/13    2,473,525
        2,000    Massachusetts St Hlth & Edl Fac Auth Rev New
                 England Med Cent Hosp Ser F (FGIC Insd)..........    6.500   07/01/12    2,134,340
        1,000    Massachusetts St Hlth & Edl Fac Auth Rev Newton
                 Wellesley Hosp Issue Ser E (MBIA Insd)...........    5.875   07/01/15    1,011,350
        2,000    Massachusetts St Hlth & Edl Fac Auth Rev North
                 Shore Med Cent Ser A (MBIA Insd).................    5.625   07/01/14    1,980,300
        1,000    Massachusetts St Hlth & Edl Fac Auth Rev Saint
                 Mem Med Cent Ser A...............................    6.000   10/01/23      880,270
        1,000    Massachusetts St Hlth & Edl Fac Auth Rev Suffolk
                 Univ Ser C (Connie Lee Insd).....................    5.750   07/01/16      975,750
        1,000    Massachusetts St Hlth & Edl Fac Auth Rev Vly Regl
                 Hlth Sys Ser C Rfdg (Connie Lee Insd)............    7.000   07/01/10    1,135,610
        2,000    Massachusetts St Hsg Fin Agy (FNMA
                 Collateralized)..................................    6.800   11/15/12    2,126,200
          750    Massachusetts St Hsg Fin Agy Rental Mtg Ser D
                 (AMBAC Insd).....................................    6.200   07/01/15      765,225
        2,500    Massachusetts St Hsg Fin Agy Hsg Rev Insd Rental
                 Ser A Rfdg (AMBAC Insd)..........................    6.600   07/01/14    2,588,300

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                              Coupon   Maturity  Market Value
-----------------------------------------------------------------------------------------------------
                 MASSACHUSETTS (CONTINUED)
$       1,500    Massachusetts St Indl Fin Agy Rev Edl Dexter Sch
                 Proj Rfdg (MBIA Insd)............................    5.550%  05/01/27  $ 1,452,150
          500    Massachusetts St Indl Fin Agy Rev First Mtg
                 Loomis House & Vlg Proj..........................    7.500   07/01/17      524,425
        1,500    Massachusetts St Indl Fin Agy Rev Whitehead Inst
                 Biomedical Research..............................    5.125   07/01/26    1,361,175
        1,000    Massachusetts St Indl Fin Agy Wtr Treatment
                 American Hingham.................................    6.900   12/01/29    1,049,710
        1,000    Massachusetts St Indl Fin Agy Wtr Treatment
                 American Hingham.................................    6.950   12/01/35    1,038,160
        1,000    Massachusetts St Spl Oblig Rev Ser A.............    5.700   06/01/10    1,014,880
        3,000    Massachusetts St Tpk Auth Rev Ser A Rfdg.........    5.000   01/01/13    2,818,080
        1,500    Massachusetts St Wtr Res Auth Ser A (Prerefunded
                 @ 12/01/01)......................................    6.500   12/01/19    1,632,120
        1,185    Massachusetts St Wtr Res Auth Ser C Rfdg.........    5.100   12/01/04    1,186,422
        2,550    New England Edl Ln Mktg Corp MA Student Ln Rev
                 Sub Issue G......................................    6.000   03/01/02    2,632,722
        2,500    New England Edl Ln Mktg Corp MA Student Ln Rev
                 Sub Issue H......................................    6.900   11/01/09    2,720,075
        1,000    1,000 South Essex, MA Sewage Dist Ser A Rfdg
                 (MBIA Insd)......................................    5.250   06/15/24      932,310
          825    Taunton, MA Elec.................................    8.000   02/01/04      949,963
                                                                                        -----------
                                                                                         57,905,889
                                                                                        -----------
                 GUAM  1.6%
        1,000    Guam Govt Ser A..................................    5.750   09/01/04    1,003,190
                                                                                        -----------
                 PUERTO RICO  5.1%
        2,000    Puerto Rico Comwlth Hwy & Tran Ser Y (Embedded
                 Cap) (FSA Insd)..................................    5.730   07/01/21    2,152,520
          365    Puerto Rico Elec Pwr Auth Pwr Rev Ser N..........    7.000   07/01/07      390,364
          635    Puerto Rico Elec Pwr Auth Pwr Rev Ser N
                 (Prerefunded @ 07/01/99).........................    7.000   07/01/07      676,942
                                                                                        -----------
                                                                                          3,219,826
                                                                                        -----------
TOTAL LONG-TERM INVESTMENTS  98.2%
  (Cost $60,007,642) (a)..............................................................   62,128,905
SHORT-TERM INVESTMENTS  0.3%
  (Cost $200,000) (a).................................................................      200,000
OTHER ASSETS IN EXCESS OF LIABILITIES  1.5%...........................................      957,885
                                                                                        -----------
NET ASSETS  100.0%....................................................................  $63,286,790
                                                                                        -----------

(a) At April 30, 1997, cost of long- and short-term investments for federal income tax purposes is $60,207,642; the aggregate gross unrealized appreciation is $2,338,786 and the aggregate gross unrealized depreciation is $217,523, resulting in net unrealized appreciation of $2,121,263.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $60,007,642) (Note 1)..............    $62,128,905
Short-Term Investments (Cost $200,000) (Note 1).................................        200,000
Cash............................................................................         14,396
Interest Receivable.............................................................      1,204,880
Unamortized Organizational Costs (Note 1).......................................          4,985
Other...........................................................................            936
                                                                                    -----------
      Total Assets..............................................................     63,554,102
                                                                                    -----------
LIABILITIES:
Payables:
  Investment Advisory Fee (Note 2)..............................................         33,630
  Income Distributions--Common and Preferred Shares.............................         20,322
  Administrative Fee (Note 2)...................................................         10,348
  Affiliates (Note 2)...........................................................          5,343
Accrued Expenses................................................................        135,032
Deferred Compensation and Retirement Plans (Note 2).............................         62,637
                                                                                    -----------
      Total Liabilities.........................................................        267,312
                                                                                    -----------
NET ASSETS......................................................................    $63,286,790
                                                                                    ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 500 issued with liquidation preference of $50,000
  per share) (Note 5)...........................................................    $25,000,000
                                                                                    -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 2,658,297 shares issued and
  outstanding)..................................................................         26,583
Paid in Surplus.................................................................     38,866,724
Net Unrealized Appreciation on Investments......................................      2,121,263
Accumulated Undistributed Net Investment Income.................................        374,913
Accumulated Net Realized Loss on Investments....................................     (3,102,693)
                                                                                    -----------
      Net Assets Applicable to Common Shares....................................     38,286,790
                                                                                    -----------
NET ASSETS......................................................................    $63,286,790
                                                                                    ===========
NET ASSET VALUE PER COMMON SHARE ($38,286,790 divided by 2,658,297
  shares outstanding)...........................................................    $     14.40
                                                                                    ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest................................................................  $1,802,570
                                                                          ----------
EXPENSES:
Investment Advisory Fee (Note 2)........................................     205,339
Administrative Fee (Note 2).............................................      63,181
Preferred Share Maintenance (Note 5)....................................      35,539
Trustees Fees and Expenses (Note 2).....................................      12,833
Legal (Note 2)..........................................................       5,430
Custody.................................................................       3,777
Amortization of Organizational Costs (Note 1)...........................       2,478
Other...................................................................      67,574
                                                                          ----------
    Total Expenses......................................................     396,151
                                                                          ----------
NET INVESTMENT INCOME...................................................  $1,406,419
                                                                          ==========
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Loss on Investments........................................  $  (72,120)
                                                                          ----------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period...............................................   2,421,250
  End of the Period.....................................................   2,121,263
                                                                          ----------
Net Unrealized Depreciation on Investments During the Period............    (299,987)
                                                                          ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.........................  $ (372,107)
                                                                          ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..............................  $1,034,312
                                                                          ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                    For the Six Months Ended April 30, 1997
                and the Year Ended October 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                               Six Months Ended      Year Ended
                                                               April 30, 1997      October 31, 1996
---------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................................      $ 1,406,419        $ 2,863,444
Net Realized Gain/Loss on Investments......................          (72,120)           301,150
Net Unrealized Appreciation/Depreciation on
  Investments During the Period............................         (299,987)           263,612
                                                                 -----------        -----------
Change in Net Assets from Operations.......................        1,034,312          3,428,206
                                                                 -----------        -----------
Distributions from Net Investment Income:
  Common Shares............................................       (1,023,391)        (1,913,894)
  Preferred Shares.........................................         (360,119)          (777,484)
                                                                 -----------        -----------
Total Distributions........................................       (1,383,510)        (2,691,378)
                                                                 -----------        -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...............................................         (349,198)           736,828
NET ASSETS:
Beginning of the Period....................................       63,635,988         62,899,160
                                                                 -----------        -----------
End of the Period (Including accumulated undistributed net
  investment income of $374,913 and $352,004,
  respectively)............................................      $63,286,790        $63,635,988
                                                                 ===========        ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                               April 30, 1993
                                    Six Months                                  (Commencement
                                      Ended        Year Ended October 31,       of Investment
                                    April 30,    ---------------------------    Operations) to
                                       1997       1996      1995      1994     October 31, 1993
-------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period (a)....  $14.534     $14.257   $12.269   $15.470       $14.658
                                   -------     -------   -------   -------       -------
  Net Investment Income..........     .529       1.077     1.078     1.090          .392
  Net Realized and Unrealized
    Gain/Loss on Investments.....    (.140)       .212     2.013    (3.162)         .754
                                   -------     -------   -------   -------       -------
Total from Investment
  Operations.....................     .389       1.289     3.091    (2.072)        1.146
                                   -------     -------   -------   -------       -------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders...............     .385        .720      .774      .828          .276
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders.....     .135        .292      .329      .227          .058
  Distributions from Net Realized
    Gain on Investments (Note 1):
    Paid to Common
      Shareholders...............      -0-         -0-       -0-      .063           -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders.....      -0-         -0-       -0-      .011           -0-
                                   -------     -------   -------   -------       -------
Total Distributions..............     .520       1.012     1.103     1.129          .334
                                   -------     -------   -------   -------       -------
Net Asset Value, End of the
  Period.........................  $14.403     $14.534   $14.257   $12.269       $15.470
                                   =======     =======   =======   =======       =======
Market Price Per Share at End of
  the Period.....................  $13.000     $12.375   $12.000   $11.375       $15.375
Total Investment Return at
  Market Price (b)...............    8.17%*      9.26%    12.26%   (20.95%)        4.38%*
Total Return at Net Asset Value
  (c)............................    1.75%*      7.13%    23.19%   (15.40%)        5.01%*
Net Assets at End of the Period
  (In millions)..................    $63.3       $63.6     $62.9     $57.6         $66.1
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares.........................    2.06%       2.06%     2.17%     2.12%         1.91%
Ratio of Expenses to Average Net
  Assets.........................    1.25%       1.24%     1.27%     1.26%         1.40%
Ratio of Net Investment Income
  to Average Net Assets
  Applicable to Common Shares
  (d)............................    5.45%       5.49%     5.65%     6.22%         4.45%
Portfolio Turnover...............       3%*        12%       65%      108%           35%*

(a) Net Asset Value at April 30, 1993, is adjusted for common and preferred share offering costs of $.342 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Massachusetts Value Municipal Income Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide Common Shareholders with a high level of current income exempt from federal income taxes and Massachusetts personal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in Massachusetts municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At April 30, 1997, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization in the amount of $25,000. These costs are being amortized on a straight line basis over the 60 month period ending April 29, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of $3,030,573 which will expire between October 31, 2002 and October 31, 2003.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended April 30, 1997, the Trust recognized expenses of approximately $22,200 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

    At April 30, 1997, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,950,845 and $1,861,818, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust utilizes Indexed Securities, a type of derivative, as a hedge against a rise in the short-term interest rate paid on the Trust's preferred shares. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly. The price of these Indexed Securities, which are identified in the portfolio of investments, may be more volatile than the price of a comparable fixed rate security.

    A. An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level.

    B. An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

5. PREFERRED SHARES
The Trust has outstanding 500 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on April 30, 1997 was 4.15%. During the six months ended April 30, 1997, the rates ranged from 2.10% to 4.15%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free
    Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal
    Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

     VAN KAMPEN AMERICAN CAPITAL MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

THEODORE A. MYERS

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

(SM) denotes a service mark of
   Van Kampen American Capital Distributors, Inc.